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                                                                    EXHIBIT 10.1

                          SECURITIES EXCHANGE AGREEMENT

         SECURITIES EXCHANGE AGREEMENT (this "Agreement") dated as of August 15, 2001, among Kathleen Wallman, Steven Wallman (collectively referred to hereinafter as "Wallman"), Joseph Daniel ("Daniel") (Wallman and Daniel are sometimes hereinafter collectively referred to as the "Critical Owners" and individually as a "Critical Owner"), and vFinance.com, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

                                    RECITALS

A. The Critical Owners own all of the membership interests ("Membership Interests") of each of Critical Investments, LLC, a limited liability company organized and existing under the laws of the State of Virginia ("Critical Investments"), and Critical Advisors, L.L.C., a limited liability company organized and existing under the laws of the State of Virginia ("Critical Advisors").

B. Critical Investments is the sole general partner of Critical Infrastructure Fund, L.P., a limited partnership organized and existing under the laws of the State of Delaware ("Critical Infrastructure LP").

C. Critical Advisors is the sole investment manager of Critical Infrastructure Fund, Ltd., an international business company organized and existing under the laws of the British Virgin Islands ("Critical Infrastructure Ltd.").

D. Each of Critical Infrastructure LP and Critical Infrastructure Ltd. hold a portfolio of securities in the telecommunications, Internet, cable television, information technology, utility and allied industries and have placed all of their assets in, and conduct all of their investment and trading activities through, Critical Infrastructure Fund (BVI), LP, a limited partnership organized and existing under the laws of the British Virgin Islands ("Critical Infrastructure BVI") (Critical Infrastructure LP, Critical Infrastructure Ltd. and Critical Infrastructure BVI are sometimes hereinafter collectively referred to as the "Funds").

E. The Company's common stock, par value $.01 per share (the "Common Stock"), is currently traded on the OTC Bulletin Board.

F. The Critical Owners desire to sell all of the Membership Interests to the Company and the Company desires to purchase the Membership Interests in exchange for: (a) the Company (i) issuing to Kathleen Wallman 400,000 shares of Common Stock and warrants to purchase 400,000 shares of Common Stock, (b) the Company (i) issuing warrants to Daniel to purchase 100,000 shares of Common Stock and (ii) entering into an employment agreement with Daniel,

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(c) the Company providing Daniel with 8% of the earnings before income taxes, depreciation and amortization ("EBITA") after the first $100,000 of earnings of Critical Investments and Critical Advisors based on Critical Investment's and Critical Advisor's share of all earnings of the Funds for each of the calendar years ending 2001 and 2002, and (d) the Company providing Kathleen Wallman with 32% of the EBITA after the first $100,000 of earnings of Critical Investments and Critical Advisors based on Critical Investments and Critical Advisors share of all earnings of the Funds for each of the calendar years ending 2001 and 2002, all upon the terms and conditions set forth hereinafter.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Critical Owners and the Company hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

"Affiliate" shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. "Control" (including the terms "controlling," "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, shall mean the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership or operation of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

"Bankruptcy" shall mean (a) an adjudication of bankruptcy under the U.S. Bankruptcy Reform Act of 1978, as amended, or any successor statute, (b) the making of a winding up or administration order in respect of the specified Person, (c) an assignment for the benefit of creditors, (d) the specified Person either does, resolves to do or commences negotiations with a view to doing any of the following: (i) makes a general or special arrangement or composition (whether voluntary or compulsory) with its creditors or any class of creditors,
(ii) declares or agrees to a moratorium, or (iii) issues a notice convening a meeting to resolve to do any of the foregoing (other than for the purpose of a solvent amalgamation or reconstruction), (e) the filing of a voluntary petition in bankruptcy or reorganization or the passing of a resolution for voluntary liquidation, reconstruction or winding up (other than for the purpose of a solvent amalgamation or reconstruction), or (f) the failure to vacate the appointment of a receiver, trustee, provisional liquidator or administrative receiver for any part or all of the assets or property of a party within 60 days from the date of such appointment.

"Business Day" shall mean any day that is not a Saturday or a Sunday and on which banks are open for the conduct of normal banking business in the cities of New York City, New York and Miami, Florida.


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"Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

"Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any Warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

"Damages" shall mean any loss, claim, damage, judgment, penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

"EBITDA" shall mean the aggregate total revenues and allocations of Critical Investments and Critical Advisors with respect to the Funds, minus expenses or portions of expenses not allocated to the limited partners of the Funds.

"Employment Agreement" shall mean the agreement regarding the employment of Daniel by the Company, substantially in the form of Exhibit A attached hereto.

"Encumbrance" shall mean any security interest, pledge, mortgage, lien, (including, without limitation, Tax liens), change, adverse claim, warrant, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Governmental Authority" shall mean any federal, state or local, or foreign government, governmental, regulatory or administrative authority (or subdivision thereof) and any agency or commission or any court, tribunal or judicial or arbitral body that has jurisdiction over the business of the specified Person or its assets, including, without limitation, the United States and the British Virgin Islands.

"Governmental Order" shall mean any order, writ, judgment, injunction, decree, stipulation, determination or award by or with any Governmental Authority.

"Intellectual Property" shall mean (a) inventions, whether or not patentable, whether or not reduced to practice, and whether or not yet made the subject of a pending patent application or applications, (b) ideas and conceptions of potentially patentable subject matter, including, without limitation, any patent disclosures, whether or not reduced to practice and whether or not yet made the subject of a pending patent application or applications, (c) national (including the United States) and multinational statutory invention registrations, patents, patent registrations and patent applications (including all reissues, divisions, continuations, continuations-in-part,


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extensions and reexaminations) and all rights therein provided by international treaties or conventions and all improvements to the inventions disclosed in each such registration, patent or application, (d) trademarks, service marks, trade dress, logos, trade names and corporate and partnership names, whether or not registered, including all common law rights, and registrations and applications for registration thereof, including, but not limited to, all marks registered in trademark offices throughout the world, and all rights therein provided by international treaties or conventions, (e) copyrights (registered or otherwise) and registrations and applications for registration thereof, and all rights therein provided by international treaties or conventions, (f) moral rights (including, without limitation, rights of paternity and integrity), and waivers of such rights by others, (g) computer software, including, without limitation, operating systems and specifications, data, data bases, files, documentation and other materials related thereto, (h) trade secrets and confidential, technical and business information (including ideas, flow charts, logic diagrams, formulas, compositions, patterns, devices, methods, techniques, processes, inventions, and conceptions of inventions whether patentable or unpatentable and whether or not reduced to practice), (i) whether or not confidential, technology (including know-how and show-how), manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing and business data, selling, pricing and cost information or procedures, business and marketing plans and customer and supplier lists and information, (j) copies and tangible embodiments of all the foregoing, in whatever form or medium, (k) all rights to obtain and rights to apply for patents, and to register trademarks and copyrights, (l) all rights to sue or recover and retain damages and costs and attorneys' fees for present and past infringement of any of the foregoing, and (m) all goodwill associated with the foregoing.

"Knowledge" shall mean the actual knowledge of the applicable Party and/or any executive, manager or director of the Party, and an individual shall be deemed to have "Knowledge" of a particular fact, circumstance or other matter if: (a) such Person is actually aware of such fact or matter, or (b) a prudent individual would be expected to discover or otherwise become aware of such fact, circumstance or other matter in the course of conducting a reasonably comprehensive inquiry concerning the truth or existence of such fact, circumstance or other matter. Each of the Critical Owners shall be deemed to have notice and Knowledge of any Governmental Order delivered to, or served on, Critical Investments, Critical Advisors or any of the Funds, or any of their Affiliates.

"Law" shall mean any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, or other requirement or rule of law issued by any Governmental Authority.

"Legend" shall mean the legend set forth in Section 13.1 hereof.

"Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects or financial condition of the Specified Person that is material and adverse to such Person and its subsidiaries and Affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of such Person to enter into and perform any of his, her or its obligations under this Agreement, the Employment Agreement, the Registration Rights Agreement, or the Warrants in any material respect.


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"Outstanding" when used with reference to shares of Common Stock or Capital
Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

"Party" shall mean Kathleen Wallman, Steven Wallman, Joseph Daniel or the Company, as the context of this Agreement requires. The plural usage of Party collectively refers to Kathleen Wallman, Steven Wallman, Joseph Daniel and the Company.

"Person" shall mean any individual, corporation, partnership, firm, limited liability company, limited liability partnership, joint venture, association, trust, unincorporated organization or other entity, including a government or political entity or subdivision or an agency or instrumentality thereof, as well as any syndicate or group that would be deemed a person under Section 13(d)3 of the Exchange Act.

"Principal Market" shall mean the American Stock Exchange, the New York Stock Exchange, the NASDAQ National or SmallCap Markets, or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

"Registrable Securities" shall mean the Shares and the Warrant Shares until (i) the Registration Statement has been declared effective by the SEC, and all Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act and the Company has delivered a new certification or other evidence of ownership for such securities not bearing a restrictive legend.

"Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into among the Company, Kathleen Wallman and Daniel, substantially in the form of Exhibit B attached hereto.

"Registration Statement" shall mean a registration statement on Form SB-2 (or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Critical Owners of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Critical Owners of the Registrable Securities under the Securities Act.

"SEC" shall mean the Securities and Exchange Commission.


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"Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"SEC Documents" shall mean the Company's Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2000 and each report, proxy statement, information statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act since the filing of such Annual Report through the date hereof.

"Shares" shall mean the shares of Common Stock purchased pursuant to this Agreement.

"Taxes" shall mean any and all taxes, stamp duties, fees, levies, duties, tariffs, impose, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amount imposed with respect thereto) imposed by any Governmental Authority or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth: taxes or other charges in the name of excise withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs, duties, tariffs and similar charges.

"Trading Day" shall mean any day during which the Principal Market shall be open for business.

"Warrants" shall mean the warrants to purchase up to 400,000 and 100,000 shares of the Common Stock to be issued to Kathleen Wallman and Daniel, respectively, hereunder substantially in the forms of Exhibit C and D attached hereto.

"Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II

                                PURCHASE AND SALE

Section 2.1. Closing. The closing of the purchase and sale of the Shares, the Warrant Shares and the Membership Interests and the Concurrent Transactions (as defined in Section 6.1 hereof) (the "Closing") shall take place at 10:00 a.m., local time, on August 15, 2001, or (if later) within five (5) Business Days after the satisfaction or written waiver by the appropriate Party(ies) of the conditions set forth in Article VI hereof (the "Closing Date"). On the Closing Date, the Parties shall exchange signature pages transmitted by facsimile, with original signature pages and other transaction documents delivered to the Parties within two (2) Business Days after the Closing Date.

Section 2.2 Purchase and Sale. Subject to the fulfillment of the conditions precedent, and based upon the representations and warranties set forth herein, at the Closing the Critical Owners


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shall purchase from the Company, and the Company shall sell to the Critical
Owners, the Shares and the Warrants free and clear of any and all Encumbrances (other than such Encumbrances as are created by the Critical Owners or under applicable law). In consideration of and in full payment for the Shares and the Warrants, the Critical Owners, at the Closing, shall transfer to the Company all of the Membership Interests, free and clear of any and all Encumbrances (other than such Encumbrances as are imposed by each of the respective operating agreements of Critical Investments and Critical Advisors or applicable law and such other Encumbrances as are created by the Company).

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
           WITH RESPECT TO CRITICAL INVESTMENTS AND CRITICAL ADVISORS

         As an inducement to the Company to enter into this Agreement and the Concurrent Transactions, each of the Critical Owners, jointly and severally, represents and warrants to the Company as follows:

Section 3.1 Organization, Qualification, etc. of Critical Investments and Critical Advisors. Each of Critical Investments and Critical Advisors is a duly organized and validly existing limited liability company under the laws of the State of Virginia and has all necessary limited liability company power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been, is currently and is presently anticipated to be conducted.

Section 3.2 Title to the Shares. Each of the Critical Owners (a) has good and marketable title to and beneficial ownership of the Membership Interests issued in the name of each of the Critical Owners to be sold by each of the Critical Owners to the Company hereunder and, immediately prior to such sale to the Company, collectively will have beneficial ownership of all outstanding Membership Interests in each of Critical Investments and Critical Advisors, (b) has prepaid all transfer taxes of any kind (other than stamp duties) if any, applicable to the transfer the Membership Interests to the Company, (c) has full right, power and authority to sell, assign, transfer and deliver the Membership Interests hereunder, free and clear of any Encumbrance other than those imposed by the Articles of Organization and the Operating Agreement of each of Critical Investments and Critical Advisors.

Section 3.3 Binding Effect. This Agreement has been duly executed and delivered by each of the Critical Owners and (assuming due authorization, execution and delivery by the Company) constitutes the legal, valid and binding obligation of each of the Critical Owners is enforceable against each of the Critical Owners in accordance with its terms, except as such enforcement may be subject to (a) Bankruptcy or other similar laws now or hereafter in effect relating to creditors rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).


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Section 3.4       No Conflict. Assuming that all consents, approvals,
authorizations and other actions described in Section 3.5 hereof have been obtained and all filings and notifications listed on Schedule 3.4 have been made, the execution, delivery and performance of this Agreement by each of the Critical Owners and the consummation of the transactions contemplated hereby do not and will not (a) violate, conflict with or result in the breach of any provision of the Articles of Organization and the Operating Agreement of each of Critical Investments and Critical Advisors, (b) conflict with or violate any Law or Government Order applicable to each of the Critical Owners, which violation or conflict would, individually or in the aggregate, have a Material Adverse Effect on Critical Investors or Critical Advisors or on the transactions contemplated hereby (including the Concurrent Transactions), or (c) except as set forth on Schedule 3.4, conflict with, result in any breach of, constitute a default (or an event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Critical Investments or Critical Advisors pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument, agreement or arrangement to which any of the Critical Owners is a party or by which any of such assets or properties is bound or affected which conflict or violation would, individually or in the aggregate, have a Material Adverse Effect on the ability of each of the Critical Owners to consummate the transactions contemplated hereby.

Section 3.5 Consents and Approvals. Except as set forth on Schedule 3.5, the execution, delivery and performance of this Agreement by each of the Critical Owners do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority or any third party.

Section 3.6 Financial Information. (i) The audited balance sheets as of December 31, 2000 and the related audited profit and loss account for the fiscal year then ended, together with all notes and schedules thereto (the "Critical Year End Financial Statements") and (ii) the unaudited balance sheets of Critical Investments and Critical Advisors at June 30, 2001 and the related unaudited profit and loss account and statement of cash flows of each of the Funds (the "Critical Interim Financial Statements") have been prepared in accordance with United States generally accepted accounting principles and practices (except as noted therein) as in effect during the relevant period and applied consistently throughout the periods involved ("GAAP"), and give a true and fair view in all material respects of the state of affairs of each of Critical Investments and Critical Advisors as at the dates therefore and the results of their operations for the periods then ended, subject to year-end adjustments consisting only of normal recurring accruals. On the Closing Date, each of Critical Investments and Critical Advisors will not have any liabilities, greater than $5,000 individually or in the aggregate, whether prospective, contingent or otherwise, including for Taxes, long-term leases or unusual forward or long-term commitments, which are not fully provided for in the Critical Interim Financial Statements, whether or not required to be so fully provided for as of the date thereof, except for those liabilities incurred since the date thereof in the ordinary course of each of Critical Investments and Critical Advisor's business or as described on Schedule 3.6 and those liabilities reflected in the footnotes to the Year End Financial Statements.


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Section 3.7.      Books and Records. The books of account and other financial records of each of Critical Investments and Critical Advisors: (a) reflect all items of income and expense and all assets and liabilities required to be reflected therein, except to the extent that the omission to reflect such items could not reasonably, individually or in the aggregate, have a Material Adverse Effect on either Critical Investments and Critical Advisors, (b) are complete and correct, not misleading and do not contain or reflect any inaccuracies or discrepancies, except as could not, reasonably individually or in the aggregate, have a Material Adverse Effect on either Critical Investments or Critical Advisors, and (c) have been maintained in accordance with good business and accounting practices.

Section 3.8. Conduct of Business in the Ordinary Course. Since the date of the Critical Interim Financial Statements, each of the Funds has conducted business only in the ordinary course and consistent with past practice.

Section 3.9.      Material Contracts.

         (a) The Critical Owners have, or have caused to be, made available to the Company for review and duplication, correct and complete copies (or in the case of oral contracts, summaries thereof) of all of the following contracts and agreements of Critical Investments and Critical Advisors (such material contracts and agreements, listed on Schedule 4.13(a), collectively, "Material Contracts"):

                  (i) each contract and agreement for the purchase of personal property with any supplier or for the furnishing of services to Critical Investments or Critical Advisors, or otherwise related to the business of each of Critical Investments or Critical Advisors under the terms of which Critical Investments or Critical Advisors; (A) is reasonably anticipated to pay or otherwise give consideration of more than $1,000 in the aggregate over the remaining term of such contract of (B) cannot cancel without penalty or further payment and without more than 30 days' notice;

                  (ii) each contract and agreement for the sale of personal property or for the furnishing of services by Critical Investments or Critical Advisors which: (A) is reasonably anticipated to involve consideration of more than $1,000 in the aggregate during the fiscal year ending December 31, 2001, or in any fiscal year thereafter; (B) is reasonably anticipated to involve consideration of more than $1,000 in the aggregate over the remaining term of the contract or (C) cannot be cancelled by Critical Investments or Critical Advisors without penalty or further payment and without more than 30 days' notice;

                  (iii) all broker, distributor, dealer, franchise, agency, sales promotion, market research, marketing, consulting and advertising contracts and agreements to which Critical Investments or Critical Advisors is a party;

                  (iv) all management contracts and contracts with independent contractors, consultants or other persons (including Affiliates) (or similar arrangements) involving exclusive rights or requiring payments in excess of $1,000 individually to which Critical Investments or


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Critical Advisors is a party and which are not cancelable without penalty or further payment on 30 days' or less notice;

                  (v) all contracts and agreements relating to indebtedness of either Critical Investments or Critical Advisors in excess of $1,000 individually or $2,500 in the aggregate;

                  (vi) all contracts and agreements with any Governmental Authority to which either Critical Investments or Critical Advisors is a party;

                  (vii) all contracts and agreements that limit or purport to limit the ability of Critical Investments or Critical Advisors to compete in any line of business, or with person, or in any geographic area or during any period of time;

                  (viii) all contracts and agreements between or among Critical Investments or Critical Advisors on the one hand and any Affiliate of either Critical Investments or Critical Advisors on the other hand;

                  (ix) all leases and subleases for tangible personal property having a value in excess of $1,000, for purposes of this Agreement, the term "lease" shall include any and all leases, subleases, sale/leaseback agreements or similar arrangements.

                  (x) all contracts relating to Intellectual Property and all contracts relating to real property owned, leased or used by Critical Investors or Critical Advisors; and

                  (xi) all other contracts and agreements whether or not made in the ordinary course of business, which are material to Critical Investments and Critical Advisors.

         (b) Each Material Contract: (i) is valid and binding on the respective parties thereto and is in full force and effect and (ii) upon consummation of the transactions contemplated hereby shall continue in full force and effect without penalty or other adverse consequence. Neither of Critical Investors nor Critical Advisors is and, to the Critical Owners' Knowledge, no other party to any Material Contract is, in breach of or default under any Material Contract, which breach or default would have a Material Adverse Effect on Critical Investors or Critical Advisors and no Material Contract contravenes any Law.

         (c) There is no contract, agreement or other arrangement granting any Person any preferential right to purchase, any of the properties, assets or services of Critical Investors or Critical Advisors.

         (d) There is not now outstanding any guarantee or agreement for indemnity or for suretyship either given by or for the benefit of Critical Investors or Critical Advisors.

Section 3.10      Intellectual Property.

         (a) The Company heretofore has been provided a true and complete list of all material Intellectual Property which Critical Investors and Critical Advisor has the right to use.


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Each of Critical Investors and Critical Advisors has full ownership thereof or the right to use all such rights, in each case except to the extent heretofore disclosed in writing to the Company, and no Critical Owner has any Knowledge that the conduct of the business of Critical Investments and Critical Advisors as now operated, as of the date hereof, conflicts with, misappropriates or infringes, or has been alleged to infringe, any Intellectual Property rights or franchises of any person (including patents, trade secrets or other proprietary rights of any third party). The Company heretofore has been provided with a true and complete copy of every material license or other material agreement, including all amendments thereto, pursuant to which Critical Investments and Critical Advisors agreed to grant or has granted rights with respect to the Intellectual Property to which Critical Investments and Critical Advisors enjoys rights in any Intellectual Property of any Person. No current or former consultant, employee or Affiliate of Critical Investments or Critical Advisors or any of their respective equity owners, officers or directors has any right, title or interest in any of the Intellectual Property used and/or owned by Critical Investments or Critical Advisors.

         (b) Except to the extent heretofore disclosed to the Company, to the Knowledge of the Critical Owners, none of the Intellectual Property owned by or licensed to Critical Investments or Critical Advisors is being infringed by any person.

         (c) To the Knowledge of the Critical Owners, the Intellectual Property heretofore disclosed in writing to the Company comprises all of the Intellectual Property required to enable Critical Investments and Critical Advisors to lawfully carry on the business as now conducted.

Section 3.11      Taxes.

         (a) Except as set forth on Schedule 3.11(a), (i) all returns and reports in respect of all Taxes required to be filed with respect to Critical Investments and Critical Advisors have been timely filed; (ii) all Taxes shown on such returns and reports or otherwise due have been timely paid; (iii) all such returns and reports are true, correct and complete; (iv) no adjustment relating to such returns has been proposed by any tax authority and, to the Knowledge of each of the Critical Owners, no basis exists for any such adjustment; (v) there are no pending or, to the Knowledge of each of the Critical Owners, threatened actions or proceedings for the assessment or collection of Taxes against Critical Investments or Critical Advisors; (vi) there are no Encumbrances on any assets of Critical Investments or Critical Advisors, and (vii) all Taxes required to be withheld, collected or deposited by or with respect to Critical Investments or Critical Advisors have been timely withheld, collected or deposited, as the case may be and to the extent required, have been paid to the relevant taxing authority.

         (b) Except as disclosed on Schedule 3.11(b), (i) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which Critical Investments or Critical Advisors may be subject; (ii) to the Knowledge of the Critical Owners, there are no proposed reassessments of any property owned by Critical Investments or Critical Advisors or other proposals that could increase the amount of any Tax to which either Critical Investments or Critical Advisors would be subject; and
(iii) no power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect Critical Investments or Critical Advisors.

         (c) The Critical Owners have delivered to the Company correct and complete copies of all federal, state and foreign income, franchise and similar tax returns for the tax year ended December 31, 2000, and correct and complete summaries of all examination reports; and statements of deficiencies assessed against or agreed to by Critical Investments and Critical Advisors since for the tax year ended December 31, 2000.

         (d) On the balance sheet included in the Critical Interim Financial Statements, reserves and allowances have been provided adequate in all material respects to satisfy all liabilities for Taxes relating to each of Critical Investments and Critical Advisors for periods through the date thereof.

         (e) None of the representations set forth in this Section 3.11 relate to any Taxes not yet due and payable as of the date hereof.

Section 3.12. Litigation. Except as set forth on Schedule 3.12 (which, with respect to each action disclosed therein, sets forth: the parties, nature of the proceeding, date and method commenced, amount of damages or other relief sought and, if applicable, paid or granted), there are no claims or proceedings by or against any of the Critical Owners (or, to any of the Critical Owners' Knowledge, any of the directors, officers, employees or agents of either Critical Investments or Critical Advisors) pending or, to the Knowledge of any of the Critical Owners, threatened and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or could reasonably be expected to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby, including without limitation the Concurrent Transactions.

Section 3.13. Indebtedness of Critical Investments and Critical Advisors. Neither Critical Investments nor Critical Advisors is obligated to any of the Critical Owners, directly or indirectly, for any indebtedness.

Section 3.14. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the Concurrent Transactions based upon arrangements made by or on behalf of any of the Critical Owners.

Section 3.15. Compliance with Laws. To the Knowledge of each of the Critical Owners, each of Critical Investors and Critical Advisors has conducted and continues to conduct its business in all material respects in accordance with all applicable Laws and all applicable Governmental Orders entered by or with any Governmental Authorities, and each of Critical Investments and Critical Advisors is in compliance with all such Laws or Governmental Orders, including, but not limited to, all securities Laws.

Section 3.16. Investment Intent. Each of the Critical Owners is entering into this Agreement for his or her own account for investment and not with a view to or for sale in connection with any distribution of the Shares, the Warrants or the Warrant Shares or any part thereof. Each of the Critical Owners has no present arrangement (whether or not legally binding) at any time to sell the Shares, the Warrant or the Warrant Shares to or through any person or entity other than as set forth in the Registration Rights Agreement; provided, however, that by making their representations herein, each of the Critical Owners does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Shares, the Warrants and the Warrant Shares at any time in accordance with federal or state securities laws applicable to such disposition.

Section 3.17.     Accredited and Sophisticated Investors. Each of the Critical
Owners: (a) is an accredited investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act), (b) has such knowledge and experience in financial and business matters that he or she has the capacity to protect his or her own interests in connection with the transactions contemplated by this Agreement and (c) is capable of evaluating the merits and risks of an investment in the Shares, the Warrants and the Warrant Shares. Each of the Critical Owners acknowledges that an investment in the Shares, the Warrants and the Warrant Shares is speculative and involves a high degree of risk.

Section 3.18. Disclosure; Access to Information. Each of the Critical Owners has received all documents, records, books and other publicly available information pertaining to each of the Critical Owners' investment in the Company that have been requested by each of the Critical Owners. The Company is subject to the periodic reporting requirements of the Exchange Act, and each of the Critical Owners has reviewed copies of all SEC Documents deemed relevant by each Critical Owner. Each of the Critical Owners and his or her advisors have been furnished or have otherwise obtained all information necessary to enable each of the Critical Owners to evaluate the merits and risks of an investment in the Company and, after review of such information, have had access to and have obtained such additional information as each of the Critical Owners requested or required.

Section 3.19. Manner of Sale. At no time was a Critical Owner presented with or solicited by or through any leaflet, public promotional meeting, published or publicly available advertisement or any other form of general solicitation or advertising relating to the Shares, the Warrants or the Warrant Shares.

Section 3.20. Full Disclosure. No representation or warranty of a Critical Owner contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by or on behalf of a Critical Owner to the Company pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF THE CRITICAL OWNERS
                        WITH RESPECT TO EACH OF THE FUNDS

         As an inducement to the Company to enter into this Agreement and the Concurrent Transactions, each of the Critical Owners, jointly and severally, represents and warrants to the Company as follows:

Section 4.1 Organization, Qualification, Etc. of Each of the Funds. Critical Infrastructure LP is duly registered, organized and a validly existing limited partnership under the Laws of the State of Delaware. Critical Infrastructure Ltd. is a duly registered, incorporated and a validly existing international business company under the Laws of the British Virgin Islands. Critical Infrastructure (BVI) is a duly registered and validly existing limited partnership under the laws of the British Virgin Islands. Each of the Funds has all necessary power and authority to own, operate and lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been, is currently and as currently anticipated to be conducted. Each of the Funds is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing does not have, or could not reasonably be expected to have, a Material Adverse Effect. All material partnership or corporate actions, as the case may be, of each of the Funds have been duly authorized and each of the Funds has not taken any action that in any material respect conflicts with, constitutes a default under or results in a violation of any provision of its limited partnership agreement or memorandum and articles of association, as the case may be. True and correct copies of (a) the Memorandum and Articles of Association, as amended and restated through the date hereof of Critical Infrastructure Ltd., (b) resolutions of the members of the Board of Directors of Critical Infrastructure Ltd. adopted prior to the date hereof heretofore have been delivered to the Company and all such resolutions remain in full force and effect in the form delivered to the Company, (c) the Limited Partnership Agreement of each of Critical Infrastructure LP and Critical Infrastructure (BVI) and (d) resolutions of the limited partners and the general partner of Critical Infrastructure LP and Critical Infrastructure (BVI) adopted prior to the date hereof heretofore have been delivered to the Company and all of such resolutions remain in full force and effect in the form delivered to the Company.

Section 4.2 Capitalization of the Funds. Schedule 4.2 accurately (a) sets forth as of the date indicated the names of the holders of all of the outstanding equity securities of each of the Funds and the number of shares or amount of partnership interests, as the case may be, owned by each such holder and (b) describes any preferences in distributions to which each such holder is entitled. There are not any preemptive rights with respect to any of the equity securities of each of the Funds and there are not any outstanding options, subscriptions, warrants, calls, contracts, convertible securities, or other rights, agreements, arrangements or commitments of any character under which any of the Funds is or may become obligated to issue, assign or transfer any equity securities of any of the Funds or purchase, redeem or otherwise acquire any outstanding equity securities of any of the Funds. Each outstanding equity security of each of the Funds has been duly and validly authorized and issued and is fully paid and owned, of record and, to the Knowledge of the Critical Owners, beneficially by the holders listed on Schedule 4.2.

Section 4.3 Litigation. There are no actions, disputes or claims (other than proceedings filed but not yet served on any of the Funds being brought or, to any of the Critical Owners' Knowledge, threatened by or against any of the Funds (or, to the Knowledge of any of the Critical Owners, any of the Funds' directors, officers, employees or agents), or affecting any of the Funds' assets, pending (or, is to the Knowledge of any of the Critical Owners, threatened) and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. None of the Funds' assets is subject to any Law or Governmental Order ( nor, to the Knowledge of any of the Critical Owners, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which has had or could reasonably be expected to have a Material Adverse Effect.

Section 4.4 Financial Information. All balance sheets, profit and loss accounts and all other financial information of each of the Funds which have been or hereafter shall be furnished by or on behalf of each of the Funds to the Company for the purposes of or in connection with this Agreement or any transaction contemplated hereby, including (i) the audited balance sheets as of December 31, 2000 and the related audited profit and loss account for the fiscal year then ended, together with all notes and schedules thereto (the "Fund Year End Financial Statements") and (ii) the unaudited balance sheets of each of the Funds at June 30, 2001 and the related unaudited profit and loss account and statement of cash flows of each of the Funds (the "Fund Interim Financial Statements") have been prepared in accordance with GAAP except as noted therein, and give a true and fair view in all material respects of the state of affairs of each of the Funds as at the dates therefore and the results of their operations for the periods then ended, subject to year-end adjustments consisting only of normal recurring accruals. On the Closing Date, each of the Funds will not have any liabilities, greater than $1,000 individually or in the aggregate, whether prospective, contingent or otherwise, including for Taxes, long-term leases or unusual forward or long-term commitments, which are not fully provided for in the Fund Interim Financial Statements, whether or not required to be so fully provided for as of the date thereof, except for those liabilities incurred since the date thereof in the ordinary course of each of the Fund's business or as described on Schedule 4.4 and those liabilities reflected in the footnotes to the Fund Year End Financial Statements.

Section 4.5 Books and Records. The books of account and other financial records of each of the Funds: (a) reflect all items of income and expense and all assets and liabilities required to be reflected therein, except to the extent that the omission to reflect such items reasonably could not, individually or in the aggregate, have a Material Adverse Effect on the business of each of the Funds, (b) are complete and correct, not misleading and do not contain or reflect any inaccuracies or discrepancies, except as reasonably could not, individually or in the aggregate, have a Material Adverse Effect on each of the Funds, and (c) have been maintained in accordance with good business and accounting practices.

Section 4.6 Assets. Schedule 4.6 lists the assets of each of the Funds. Each of the Funds owns, leases or has the legal right to use all of the properties and assets used or intended to be used or required in the conduct of their respective operations and which are material and, with respect to contract rights, is a party to and enjoys the right to the benefits of all material contracts and agreements used and/or intended to be used by each of the Funds or required in or relating to the conduct of such entities businesses (such properties, assets and contract rights are collectively referred to as the "Assets"). Each of the Funds has good title to or, in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all the Assets, free and clear of all Encumbrances, except as disclosed on
Schedule 4.6. All the Assets are in good operating condition and repair, ordinary wear and tear excepted, and are suitable for the purposes for which they are used and intended.

Section 4.7 Conduct of Business in the Ordinary Course. Since the date of the Fund Interim Financial Statements, each of the Funds has conducted business only in the ordinary course and consistent with past practice.

Section 4.8 Compliance with Laws. Each of the Funds has conducted and continues to conduct its business in all material respects in accordance with all Laws and all Governmental Orders entered by or with any Governmental Authorities, and each of the Funds is in compliance with all such Laws or Governmental Orders, except to the extent that the failure to so conduct or comply therewith would not, in the aggregate, have a Material Adverse Effect on any of the Funds or on the transactions contemplated hereby (including the Concurrent Transactions).

Section 4.9       Material Contracts.

         (a) The Critical Owners have, or have caused to be, made available to the Company for review and duplication, correct and complete copies (or in the case of oral contracts, summaries thereof) of all of the following contracts and agreements of each of the Funds (such material contracts and agreements, listed on Schedule 4.9(a), collectively, "Material Contracts"):

                  (i) each contract and agreement for the purchase of personal property with any supplier or for the furnishing of services to any of the Funds, or otherwise related to the business of each of the Funds under the terms of which a Fund; (A) is reasonably anticipated to pay or otherwise give consideration of more than $1,000 in the aggregate over the remaining term of such contract of (B) cannot cancel without penalty or further payment and without more than 30 days' notice;

                  (ii) each contract and agreement for the sale of other personal property or for the furnishing of services by a Fund which: (A) is reasonably anticipated to involve consideration of more than $1,000 in the aggregate during the fiscal year ending December 31, 2001, or in any fiscal year thereafter; (B) is reasonably anticipated to involve consideration of more than $1,000 in the aggregate over the remaining term of the contract or (C) cannot be cancelled by a Fund without penalty or further payment and without more than 30 days' notice;

                  (iii) all broker, distributor, dealer, franchise, agency, sales promotion, market research, marketing, consulting and advertising contracts and agreements to which a Fund is a party;

                  (iv) all management contracts and contracts with independent contractors, consultants or other persons (including Affiliates) (or similar arrangements) involving exclusive rights or requiring payments in excess of $1,000 individually to which a Fund is a party and which are not cancelable without penalty or further payment on 30 days' or less notice;

                  (v) all contracts and agreements relating to indebtedness of any of the Funds in excess of $1,000 individually or $2,500 in the aggregate;

                  (vi) all contracts and agreements with any Governmental Authority to which any of the Funds is a party;

                  (vii) all contracts and agreements that limit or purport to limit the ability of a Fund to compete in any line of business, or with any person, or in any geographic area or during any period of time;

                  (viii) all contracts and agreements between or among the Funds on the one hand and any Affiliate of any of the Funds on the other hand;

                  (ix) all leases and subleases for tangible personal property having a value in excess of $1,000, for purposes of this Agreement, the term "lease" shall include any and all leases, subleases, sale/leaseback agreements or similar arrangements.

                  (x) all contracts relating to Intellectual Property and all contracts relating to real property owned, leased or used by any of the Funds; and

                  (xi) all other contracts and agreements whether or not made in the ordinary course of business, which are material to each of the Funds.

         (b) Each Material Contract: (i) is valid and binding on the respective parties thereto and is in full force and effect and (ii) upon consummation of the transactions contemplated hereby shall continue in full force and effect without penalty or other adverse consequence. None of the Funds is and, to the Critical Owners' Knowledge, no other party to any Material Contract is, in breach of or default under any Material Contract, which breach or default would have a Material Adverse Effect on any of the Funds, and no Material Contract contravenes any Law.

         (c) There is no contract, agreement or other arrangement granting any Person any preferential right to purchase any of the properties, assets or services of any of the Funds.

         (d) There is not now outstanding any guarantee or agreement for indemnity or for suretyship either given by or for the benefit of any of the Funds.

Section 4.10      Intellectual Property.

         (a) The Company heretofore has been provided a true and complete list of all Intellectual Property which each of the Funds owns or has the right to use. Each of the Funds has full ownership thereof or the right to use all such rights, in each case except to the extent heretofore disclosed in writing to the Company, and no Critical Owner has any Knowledge that the conduct of the business of each of the Funds as now operated, as of the date hereof, conflicts with, misappropriates or infringes, or has been alleged to infringe, any Intellectual Property rights or franchises of any person (including patents, trade secrets or other proprietary rights of any third party). The Company heretofore has been provided with a true and complete copy of every material license or other material agreement, including all amendments thereto, pursuant to which each of the Funds agreed to grant or has granted rights with respect to the Intellectual Property to which each of the Funds enjoys rights in any Intellectual Property of any Person. No current or former consultant, employee or Affiliate of each of the Funds or any of their respective equity owners, officers or directors has any right, title or interest in any of the Intellectual Property used and/or owned by each of the Funds.

         (b) Except to the extent heretofore disclosed to the Company, to the Knowledge of the Critical Owners, none of the Intellectual Property owned by or licensed to any of the Funds is being infringed by any person.

         (c) To the Knowledge of the Critical Owners, the Intellectual Property heretofore disclosed in writing to the Company comprises all of the Intellectual Property required to enable each of the Funds to lawfully carry on the business as now conducted.

Section 4.11 Real Property. The particulars of the real property set forth on Schedule 4.11 attached hereto (the "Real Property") are true and correct in all respects and each of the Funds has good and marketable title to the Real Property free from Encumbrances and other adverse rights. The Real Property comprises all the real property owned, used or occupied by each of the Funds. There is no violation of any Law (including, without limitation, any building, planning, zoning law or environmental law) or any covenants, stipulations or conditions relating to any of the Real Property and each of the Funds is in peaceful and undisturbed possession of each parcel of Real Property, except to the extent failure to be in such possession could not have a Material Adverse Effect. There are no contractual or legal restrictions that preclude or restrict in any material manner the ability to use any of the Real Property in the manner in which they are currently being used and the Real Property has all rights and easements reasonably necessary for their use and enjoyment for the purposes of the Business. None of the Funds is leasing or subleasing nor has leased or sublet any parcel or any portion of any parcel of Real Property to any other Person, nor has any Fund assigned its interest under any lease or sublease for any leased Real Property to any third party. There are no outstanding material disputes with any Person relating to the Real Property or its use and no notices have been given or received by any of the Funds which would adversely affect the use and enjoyment of the Real Property.

Section 4.12      Taxes.

         (a) Except as set forth on Schedule 4.12(a), (i) all returns and reports in respect of all Taxes required to be filed with respect to the Funds have been timely filed; (ii) all Taxes shown on such returns and reports or otherwise due have been timely paid; (iii) all such returns and reports are true, correct and complete; (iv) no adjustment relating to such returns has been proposed by any tax authority and, to the Knowledge of each of the Critical Owners, no basis exists for any such adjustment; (v) there are no pending or, to the Knowledge of each of the Critical Owners, threatened actions or proceedings for the assessment or collection of Taxes against the Funds; (vi) there are no Encumbrances on any Assets, and (vii) all Taxes required to be withheld, collected or deposited by or with respect to the Funds have been timely withheld, collected or deposited, as the case may be and to the extent required, have been paid to the relevant taxing authority.

         (b) Except as disclosed on Schedule 4.12(b), (i) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which Critical Investments, Critical Advisors or the Funds may be subject; (ii) to the Knowledge of the Critical Owners there are no proposed reassessments of any property owned by any of the Funds or other proposals that could increase the amount of any Tax to which would be subject; and (iii) no power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect the Funds.

         (c) The Critical Owners have delivered to the Company correct and complete copies of all federal, state and foreign income, franchise and similar tax returns for the tax year ended December 31, 2000, and correct and complete summaries of all examination reports; and statements of deficiencies assessed against or agreed to by any of the Funds for the tax year ended December 31, 2000.

         (d) On the balance sheet included in the Interim Financial Statements, reserves and allowances have been provided adequate in all material respects to satisfy all material liabilities for Taxes relating to each of any of the Funds for periods through the date thereof.

         (e) None of the representations set forth in this Section 4.12 relate to any Taxes not yet due and payable as of the date hereof.

                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As an inducement to the Critical Owners to enter into this Agreement, the Company hereby represents and warrants to each of the Critical Owners as follows:

Section 5.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own the securities of or control any other business entity, except as set forth in the SEC Documents and except for securities which have been acquired as compensation for services provided in the normal course of the Company's business. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not reasonably have a Material Adverse Effect.

Section 5.2. Authority. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, and the Warrants and to issue the Shares, the Warrants and the Warrant Shares pursuant to their respective terms,
(ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Common Stock certificates, the Warrants and the Warrant Shares by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights Agreement, the Common Stock certificates representing the Shares, and the Warrants have been duly executed and delivered by the Company and shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the exercise of the Warrants.

Section 5.3. Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, par value $0.01 per share, of which 19,565,717 shares are issued and outstanding as of August 14, 2001 and 2,500,000 shares of "blank check" preferred stock, of which 122,500 shares are issued and outstanding as Series A Convertible Preferred Stock, par value $.01 per share, and 50,000 shares are issued and outstanding as Series B Convertible Preferred Stock, par value $.01 per share. (The Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock are sometimes hereinafter referred to as the "Preferred Stock".) The Preferred Stock is convertible into shares of Common Stock as described in the SEC Documents. There are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding except in each case for outstanding options and warrants as set forth in the SEC Documents. Except as set forth in the SEC Documents, the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock and Preferred Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

Section 5.4. Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the OTC Bulletin Board and the Company has not received any notice regarding, and to its Knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such listing.

Section 5.5. SEC Documents. The Company has made available to each of the Critical Owners true and complete copies of the SEC Documents. The Company has not provided to each of the Critical Owners any information that, according to applicable Law, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed.

As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which were not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

Section 5.6. Exemption from Registration; Valid Issuances. Subject to the accuracy of each of the Critical Owner's representations in Article III hereof, the sale of the Shares, the Warrants and the Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When issued and paid for in accordance with the Warrants, the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Shares, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, or the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Shares, the Warrants and the Warrant Shares shall not subject the Critical Owners to personal liability to the Company or its creditors by reason of the possession thereof.

Section 5.7. No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its Affiliates nor, to the Knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Shares or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares, the Warrants or the Warrant Shares under the Securities Act.

Section 5.8. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares, the Warrants and the Warrant Shares, do not and will not (i) result in a violation of the Company's Certificate of Incorporation, as amended, or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any Law, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Law to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares or the Warrants in accordance with the terms hereof (other than any SEC or state securities filings that may be required to be made by the Company subsequent to Closing or any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Critical Owners herein.

Section 5.9. No Material Adverse Change. Since March 31, 2001, no Material Adverse Effect has occurred or exists with respect to the Company, except as expressly disclosed in the SEC Documents.

Section 5.10. No Undisclosed Events or Circumstances. Since March 31, 2001, no material adverse event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 5.11. No Integrated Offering. Other than pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Critical Owners in connection with the transactions contemplated hereby, the Company has not issued, offered or sold its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock within the six-month period next preceding the date hereof, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any Person of the Shares or Warrants), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Critical Owners of the Shares and the Warrants (and the Warrant Shares) as contemplated by this Agreement.

Section 5.12.     Litigation and Other Proceedings. Except as disclosed in
Schedule 5.12 and the SEC Documents, there are no lawsuits or proceedings pending or, to the Knowledge of the

Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the Knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 5.13. No Misleading or Untrue Communication. The Company and, to the Knowledge of the executive officers of the Company, after reasonable inquiry, any person representing the Company, or any other person selling or offering to sell the Shares or the Warrants in the sale contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact.

Section 5.14. Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date of issuance of the Common Stock and the Warrants but which has not been so disclosed.

Section 5.15. Insurance. The Company and each subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no Knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section 5.16.     Tax Matters.

         (a) (i) All returns and reports in respect of all Taxes required to be filed with respect to the Company have been timely filed, except to the extent the failure to timely file such returns and reports would not have a Material Adverse Effect; (ii) all Taxes required to shown on such returns and reports or otherwise due have been timely paid; (iii) all such returns and reports are true, correct and complete in all material respects; (iv) no material adjustment relating to such returns has been proposed by any tax authority and, to the Knowledge of the Company, no basis exists for any such adjustment; (v) there are no pending or, to the Knowledge of the Company, threatened actions or proceedings for the assessment or collection of Taxes against the Company; (vi) there are no Encumbrances on any Assets which could have a Material Adverse Effect, and (vii) all Taxes required to be withheld, collected or deposited by or with respect to the Company have been timely withheld, collected or deposited, as the case may be and to the extent required, have been paid to the relevant taxing authority, except to the extent the failure to do so would not have a Material Adverse Effect.

         (b) (i) There are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which the Company may be subject; (ii) there are no proposed reassessments of any property owned by the Company or other proposals that could increase the amount of any Tax to which the Company would be subject; and (iii) no power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect the Company.

Section 5.17. Property. Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect; and to the Company's knowledge any real property, mineral or water rights, and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

Section 5.18.     Intellectual Property.

         (a) The conduct of the business of the Company as now operated, as of the date hereof does not conflict with, misappropriate or infringe, nor has it been alleged to infringe, any Intellectual Property rights or franchises of any person (including patents, trade secrets or other proprietary rights of any third party) except to the extent that such conflict, misappropriation or infringement would not have a Material Adverse Effect.

         (b) Except to the extent heretofore disclosed to the Critical Owners, to the Knowledge of the Company, none of the Intellectual Property owned by or licensed to the Company is being infringed by any person.

Section 5.19. Regulatory Compliance. The Company has all necessary permits and licenses and has made all filings to such regulatory bodies to conduct its business as it is now being conducted, and is not in violation of any thereof, except in each case for such matters as would not have a Material Adverse Effect.

Section 5.20. Internal Controls and Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 5.21. Payments and Contributions. Neither the Company, any subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 5.22. Investment Intent. The Company is acquiring the Membership Interests for investment purposes and not with a view to, or for resale in connection with, the distribution or disposition thereof (except in a transaction or transactions permitted under the applicable securities laws). The Company represents that it has such knowledge and experience in financial and business matters (as required by Rule 506 Regulation D of the Securities Act), and has had such opportunity as it deems necessary or appropriate to ask questions of and receive answers from the Critical Owners concerning Critical Investment, Critical Advisors and each of the Funds, to enable the Company to evaluate the merits and risks associated with the ownership of the Membership Interests.

Section 5.23. Access to Information. The Company has been afforded an opportunity to discuss the business and financial affairs of Critical Investments, Critical Advisors and each of the Funds with the Critical Owners.

Section 5.24. Full Disclosure. The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Critical Owners pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE VI

                 CONCURRENT TRANSACTION; DELIVERIES: CONDITIONS

Section 6.1 Concurrent Transaction. The Parties acknowledge that each of the parties hereto has relied upon the accuracy, validity and effectiveness of such other Parties' representations, warranties and agreements in entering into this Agreement and that, concurrently with the Closing:

         (a) The Company shall issue the Warrants to Kathleen Wallman and Daniel in substantially the forms attached hereto as Exhibits C and D, respectively;

         (b) The Company shall enter into an employment agreement with Joseph Daniel, in substantially the form attached hereto as Exhibit A;

         (c) The Company, Kathleen Wallman and Daniel shall enter into the Registration Rights Agreement, in substantially the form attached hereto as Exhibit B;

         (d) All outstanding indebtedness of Critical Investments and Critical Advisors to Steven Wallman or Kathleen Wallman shall be forgiven by Wallman and evidence of the forgiveness of such indebtedness shall be provided to the Company;

         (e) Section 11(a) of that certain Investment Management Agreement, dated as of

May 1, 2000 ("Management Agreement"), between Critical Infrastructure Ltd. and Critical Advisors shall be amended so that the Management Agreement shall remain in full force and effect through December 31, 2002, and thereafter shall be renewed automatically for successive one-year periods, unless either party thereto notifies the other party in writing of its decision not to renew the Management Agreement at least ninety (90) days prior to the commencement of any one-year renewal period.

         (f) Critical Infrastructure Ltd. shall provide the Company with its consent to the transfer of the Critical Owners Membership Interests in Critical Advisors Ltd. to the Company in accordance with Section 14 of that certain Investment Management Agreement dated as of May 1, 2000, between Critical Infrastructure Ltd. and Critical Advisors; and

         (g) The Critical Owners shall liquidate John Logan's entire equity ownership of Critical Investors and Critical Advisors.

The Parties agree that all of the documents to be executed and delivered pursuant to this Section 6.1 shall be deemed to be executed and delivered concurrently with this Agreement and none of such documents shall become effective until all such documents have been fully executed and delivered.

Section 6.2 Deliveries by of the Critical Owners. On or prior to the Closing, each of the Critical Owners shall execute (where necessary) and deliver or cause to be delivered to the Company the following documents and certificates:

         (a) Membership Interests. All Membership Interests of the Critical Owners in Critical Investments and Critical Advisors, together with transfer forms duly executed to effect transfer of the Membership Interests to the Company on the books and records of each of Critical Investments and Critical Advisors;

         (b) Consent of Critical Infrastructure Ltd. True and complete copies, certified by an authorized representative of Critical Infrastructure Ltd., of the resolutions duly and validly adopted by the appropriate members of Critical Infrastructure Ltd., evidencing their consent to the transfer by the Critical Owners of their entire Membership Interests in Critical Advisors to the Company;

         (c) Stamp Duties. Each of the Critical Owners shall have paid all stamp duties of any kind required by the State of Virginia applicable to or as a result of a transfer of each of their Membership Interests to the Company, and shall provide evidence of same to the Company;

         (d) Books and Records. All books and records relating to the activities and equity owners of Critical Investors, Critical Advisors and each of the Funds;

         (e) Bank or Securities Accounts. Transfer of authority to the President of the Company to act as the signatory on any bank or securities accounts which Critical Investments, Critical Advisors and each of the Funds maintain, and notice which the President of the Company may deliver to all banks in which such entities maintain accounts regarding such transfer of authority;

         (f) Directors. Signed resolutions of the Boards of Directors of each of Critical Investments and Critical Advisors appointing as members of each of the Boards of Directors two nominees of the Company;

         (g) Liquidation of John Logan's Interests. A written statement from John Logan to the Critical Owners (witnessed by an independent third party) acknowledging that all of his Membership Interests in each of Critical Investments and Critical Advisors have been liquidated and he has received full and complete payment in connection with such liquidation; and

         (h) Concurrent Transactions. A copy of the Registration Rights Agreement executed by each of the Critical Owners and a copy of the Employment Agreement executed by Daniel.

Section 6.3 Deliveries by the Company. On or prior to the Closing, the Company shall execute (where necessary) and deliver or cause to be delivered to each of the Owners the following documents, certificates and agreements:

         (a) Stock Certificates. Certificates representing all of the Shares to be issued to Kathleen Wallman;

         (b) Warrants. The Warrants to be issued to Kathleen Wallman and Daniel in accordance with the terms of this Agreement;

         (c) Representations and Warranties. A certificate executed by a duly authorized officer of the Company certifying that the representations and warranties relating to the Company contained in this Agreement are true and correct in all material respects as of the Closing, except for any representations or warranties that relate solely to an earlier date (in which case such representations and warranties were true and correct as of such earlier date);

         (d) Resolutions of the Company. A true and complete copy, certified by the Secretary of the Company of the resolutions duly and validly adopted by the Board of Directors of the Company evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

         (e) Incumbency Certificate of the Company. A certificate of the Secretary of the Company certifying the names and signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered hereunder on behalf of the Company; and

         (f) Concurrent Transactions. A copy of each of the following documents relating to the Concurrent Transactions, each executed by the Company:
(i) the Registration Rights Agreement, (ii) the Warrants, and (iii) the Employment Agreement.

Section 6.4 Conditions Precedent to the Parties' Obligations to Close. The obligations of each of the Parties to consummate the transactions contemplated hereby are subject to the satisfaction or, in each Party's sole discretion, waiver on or before the Closing of each of the following conditions:

         (a) Deliveries. Receipt by the appropriate Parties of the items enumerated in Sections 6.2 and 6.3 hereof;

         (b) No Amounts Owed to Critical Owners. Neither Critical Investors nor Critical Advisors shall be indebted to any of the Critical Owners;

         (c) Amendment to Management Agreement. The Management Agreement shall be amended as specified in Section 6.11(e) hereof and a fully executed copy of such agreement shall be provided to the Company;

         (d) No Adverse Change. Since the date of the Interim Financial Statements of the Company, Critical Investors, Critical Advisors and each of the Funds, there shall have been no Material Adverse Effect on the financial condition or prospects of any of such Parties; and

         (e) No Proceeding or Litigation. No action, proceeding or litigation shall have been commenced or threatened by any Governmental Authority seeking to restrain or materially alter the transactions contemplated hereby which, in the reasonable good faith determination of the Company and each of the Critical Owners, is likely to render it impossible or unlawful, or otherwise render inadvisable the Parties' intent, to consummate the transactions contemplated hereby or any of the Concurrent Transactions.

                                   ARTICLE VII

                        COVENANTS OF THE CRITICAL OWNERS

         Each of the Critical Owners, jointly and severally, covenants with the Company as follows:

Section 7.1 Compliance with Law. Each of the Critical Owner's trading activities with respect to the Shares and the Warrant Shares will be in compliance with all applicable state and federal securities laws, rules and regulations, the rules and regulations of the Principal Market on which the Shares and the Warrant Shares are listed, and the provisions of each agreement or instrument entered into by or issued to each Critical Owner in connection with the transactions contemplated by this Agreement.

Section 7.2 Liquidation of the Membership Interests of John Logan. By the Closing, the Critical Owners shall have liquidated all of the Membership Interests of John Logan in each of Critical Investments and Critical Advisors and shall provide the Company with the affidavit of John Logan that he has received full and complete payment for such Membership Interests.

Section 7.3 Relocation of the Offices of Critical Investments and Critical Advisors. As soon as practicable after the Closing of the transactions contemplated hereby, each of the Critical Owners shall assist the Company in relocating the offices of Critical Investments and Critical Advisors to the New York City office of the Company.

Section 7.4 Board of Directors. The Critical Owners shall have taken such action as is necessary to have the Boards of Directors of each of Critical Investments and Critical Advisors comprised of Kathleen Wallman, Joseph Daniel and two nominees of the Company, through December 31, 2002. Until December 31, 2002, in the event Joseph Daniel resigns from his employment with the Company under the Employment Agreement or Joseph Daniel's employment is terminated "for cause" (as such term is defined in the Employment Agreement), another person designated by Kathleen Wallman and reasonably acceptable to the Company shall replace Joseph Daniel on the Boards of Directors of Critical Investments and Critical Advisors. Until December 31, 2002, in the event Kathleen Wallman determines that, in her reasonable judgment, she cannot be associated with Critical Investments and Critical Advisors, another person designated by Kathleen Wallman and reasonably acceptable to the Company shall replace Kathleen Wallman on the Boards of Directors of Critical Investments and Critical Advisors.

Section 7.5 No Short Sales of the Registrable Securities. So long as a Critical Owner beneficially owns Registrable Securities registered under the Registration Statement which have not been sold, such Critical Owner and his or her Affiliates shall not engage in any short sales or third party short sales of the Shares or the Warrant Shares in violation of Regulation M promulgated under the Exchange Act, or hold a similar "put equivalent position" with respect to the Shares or the Warrant Shares (as defined in Rule 16a-1 under the Exchange
Act); provided, however, (a) that a Critical Owner's sale of Common Stock which the Critical Owner owned prior to such registration and which were acquired outside of this Agreement shall not be deemed a short sale under this Agreement and (b) that a Critical Owner's sale of Warrant Shares during any such period after the Critical Owner's delivery to the Company of a notice of exercise of the Warrant together with full payment therefor but prior to the Critical Owner's receipt of the Warrant Shares to be issued pursuant to the exercise of the Warrant shall not be deemed a short sale under this Agreement.

                                  ARTICLE VIII

                          COVENANTS OF KATHLEEN WALLMAN

Section 8.1 Continued Association with the Company. Kathleen Wallman shall cause Wallman Strategic Consulting ("WSC") to continue to evaluate investment opportunities for both the public and private portion of the holdings of the Funds on terms mutually agreeable to Wallman and the Funds. Absent extraordinary circumstances, Kathleen Wallman shall remain associated with the Funds through at least December 31, 2002 on such terms and conditions as are mutually agreeable to Kathleen Wallman and the Company. The Company understands and agrees that Steven Wallman shall discontinue all affiliation with the Funds upon the Closing.

                                   ARTICLE IX

                               COVENANTS OF DANIEL

Section 9.1 Continued Association with the Company. Subsequent to the Closing, Daniel shall continue to evaluate candidates for both the public and private portion of the holdings of the Funds. Absent extraordinary circumstances, Daniel shall remain associated with the Funds through at least December 31, 2002 on such terms and conditions as are mutually agreeable to Daniel and the Company, under the terms of the Employment Agreement.

                                    ARTICLE X

                            COVENANTS OF THE COMPANY

Section 10.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect, and the Company shall comply in all material respects with the terms thereof and shall use best efforts to timely prepare and file the Registration Statement.

Section 10.2. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to any exercise of the Warrants. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any exercise of the Warrants and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be obligated to issue by reason of adjustments to the Warrants.

Section 10.3. Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to list the Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investors with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Investors have disposed of all of their Registrable Securities.

Section 10.4. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Registrable Securities.

Section 10.5. Legends. The certificates evidencing the Registrable Securities shall be free of legends, except as set forth in Article XIII.

Section 10.6. Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

Section 10.7. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Critical Owners such shares of stock and/or securities as the Critical Owners are entitled to receive pursuant to this Agreement and the Warrants.

Section 10.8. Issuance of Common Stock and Warrant Shares. The sale of the Shares and the Warrants and the issuance of the Warrant Shares pursuant to exercise of the Warrants shall be made in accordance with the provisions and requirements of Section 4(2), 4(6) or Regulation D promulgated under the Securities Act and any applicable state securities law. The Company shall make any necessary SEC and Blue Sky filings required to be made by the Company in connection with the sale of the Securities to the Critical Owners as required by all applicable laws, and shall provide a copy thereof to the Critical Owners promptly after such filing.

Section 10.9. Compensation of Daniel. The Company shall pay Daniel 8% of EBITDA after the first U.S.$100,000 for Critical Investments and Critical Advisors based on such firms' share of all earnings of the Funds for each of the calendar years ended 2001 and 2002. Such payment shall be made by the Company to Daniel by no later than April 1 of each succeeding calendar year.

Section 10.10. Compensation of Kathleen Wallman. The Company shall pay Kathleen Wallman 32% of EBITDA after the first U.S.$100,000 for Critical Investments and Critical Advisors based on such firms' share of all earnings of the Funds for each of the calendar years ended 2001 and 2002. Such payment shall be made by the Company to Kathleen Wallman by no later than April 1 of each succeeding calendar year.

Section 10.11 Compensation to WSC. Subsequent to the Closing, and upon such terms and conditions as are mutually agreeable to the Company and WSC, the Company shall pay compensation to WSC for any referrals that result in compensation paid to the Company or its Affiliates for services resulting from the closing of any transactions in which the Company or its Affiliates are involved.

Section 10.12 Compensation to Daniel. Subsequent to the Closing, the Company shall pay Daniel a fee of ten percent (10%) for all referrals made by Daniel (outside of directly Fund-related activities) that result in compensation paid to the Company or its Affiliates in connection with completed transactions in which the Company or its Affiliates are involved. Such payments to Daniel shall be made in the same form of consideration which is received by the Company or its Affiliates.

Section 10.13 Additional Synergies with WSC. Subsequent to the Closing, the Company shall seek, on a best efforts basis, to develop other synergies through its various business lines with WSC, which efforts shall include, but not necessarily be limited to, the following:

         (a) Refer clients of the Company to WSC from the Company's web site, and provide WSC with a position on the Company's web site which is mutually agreeable to WSC and the Company; and

         (b) Continue paying to WSC a monthly fee of U.S.$1,000 through December 31, 2002; provided, however, that Kathleen Wallman remains associated with WSC and each of the Funds. Such monthly fee shall be adjusted to a market rate mechanism which is agreeable to the Company and Kathleen Wallman after the Funds are more mature.

Section 10.14 Marketing of the Funds. The Company shall market the Funds, on a reasonable efforts basis, to individuals and institutions. Such marketing effort shall include the Company conducting a private placement for the Funds, with the ultimate goal of attempting to build the Funds to a base of U.S.$40 million in assets by December 31, 2002. Any reference to Kathleen Wallman's association with the Funds in connection with the marketing of the Funds shall be approved in advance by Kathleen Wallman. The Company's efforts to sell equity interest in the Funds shall include an institutional marketing effort, a retail marketing effort to high-net worth individuals through the Company's affiliated brokers and to accredited investors (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) through the Company's web site.

Section 10.15 No Securities or NASD Registration. The Company shall not require or request, nor shall it take any action that would result in Kathy Wallman or WSC having to register as an investment advisor or a registered representative or a broker-dealer under any applicable securities laws or rule or regulation and shall notify Kathleen Wallman if any request or payment or other action would otherwise require such registration. In the event any payment hereunder or other action of the Company can only be made or taken if Kathleen Wallman is so registered, the Company shall notify Kathleen Wallman in advance of making such payment or taking such action and shall modify the form of such payment or the form of such action so that the economic benefits to Kathleen Wallman are the same but so that KathleenWallman shall not be required to so register. Neither Kathleen Wallman nor the Company know of any provision in this Agreement that would require Kathleen Wallman or WSC to so register.

                                   ARTICLE XI

                             TRADE NAME OF THE FUNDS

Section 11.1 Trade Name. The Funds will continue to operate under the "Critical Infrastructure Funds" trade name with a subtitle of "a vFinance Company." The trade name of the Funds may only be altered by mutual written agreement of the Critical Owners and the Company. However, the Company shall have the right to change the name of either Critical Investments or Critical Advisors.

                                   ARTICLE XII

                            SURVIVAL; INDEMNIFICATION

Section 12.1. Survival. The representations, warranties and covenants made by each of the Company and the Critical Owners in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby and the representations and warranties will continue for a period of two years from the date hereof. In the event of a breach or violation of any of such representations, warranties or covenants, the Party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such Party on or prior to the Closing Date.

Section 12.2. Indemnity.

         (a) The Company shall indemnify and hold harmless each of the Critical Owners (collectively, the "Owner Indemnitees") from and against any and all Damages, and shall reimburse each of the Critical Owners for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by each of the Critical Owners and to the extent arising out of or in connection with:

                  (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement;

                  (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  (iii) any action instituted against the Critical Owners, or any of them, by any stockholder of the Company who is not an Affiliate of a Critical Owner, with respect to any of the transactions contemplated by this Agreement.

The Company's maximum indemnification under this Section 12.2 shall be limited to the compensation received under Section 2.2 of this Agreement.

         (b) Each of the Critical Owners, jointly and severally, shall indemnify and hold harmless the Company, its Affiliates and their respective present and former officers, directors, shareholders, employees, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, and shall reimburse the Company Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with (i) any misrepresentation, omission of fact, or breach of any of the Critical Owners' representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement; (ii) any failure by a Critical Owner to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by a Critical Owner pursuant to this Agreement; or (iii) any action instituted against the Company Indemnitees, or any of them, by any holder of an equity interest in Critical Investors, Critical Advisors, Critical Infrastructure LP, Critical Infrastructure Ltd., or Critical Infrastructure (BVI) who is not an Affiliate of the Company with respect to any of the transactions contemplated by this Agreement. The Critical Owners' maximum indemnification is limited to the compensation received under Section 2.2 of this Agreement.

         Section 12.3. Notice. Promptly after receipt by a Party hereto seeking indemnification pursuant to Section 12.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
12.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that he, she or it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. The Indemnified Party shall furnish to the Indemnifying Party such information (in reasonable detail) as the Indemnified Party may have with respect to such Claim (including copies of any summons, complaint or other pleading which may have been served on him, her or it and any written claim, demand, invoice, billing or other document evidencing or asserting the same). In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the

Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) hereinabove, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided hereinabove, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of all Indemnified Parties from all liabilities with respect to such Claim or judgment.

Section 12.4. Direct Claims. In the event one Party should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article XV. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE XIII

         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

Section 13.1. Due Diligence Review. Subject to Section 13.2 hereof, the Company shall make available for inspection and review by each of the Critical Owners, advisors to and representatives of the Critical Owners (who may or may not be affiliated with the Critical Owners and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Critical Owners pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Critical Owners or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Critical Owners and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 13.2. Non-Disclosure of Non-Public Information.

         (a) The Company shall not disclose material non-public information to the Critical Owners, advisors to or representatives of the Critical Owners unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Critical Owners, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Critical Owners' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Critical Owners.

         (b) Nothing herein shall require the Company to disclose material non-public information to the Critical Owners or their advisors or representatives after the consummation of the transactions contemplated hereby. Notwithstanding anything herein to the contrary, the Company shall, as hereinabove provided, promptly notify the advisors and representatives of the Critical Owners and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 13.2 shall be construed to mean that such persons or entities (other than Critical Owners that have not given written consent prior to disclosure of such information as set forth in Section 13.2(a)) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE XIV

                      LEGENDS; TRANSFER AGENT INSTRUCTIONS

Section 14.1. Legends. Unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

Section 14.2. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 14.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article XIV.

Section 14.3. Critical Owners' Compliance. Nothing in this Article shall affect in any way each Critical Owner's obligations to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE XV

                           CHOICE OF LAW; ARBITRATION

Section 15.1. Governing Law/Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York unless the matter at issue is the corporation, partnership or limited liability company law of the company's state of organization, in which event the corporation law of such jurisdiction shall govern such issue. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorney's fees in connection with such arbitration. The

Board of Arbitration shall also rule on the payment of expenses of arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available.

                                   ARTICLE XVI

                                     NOTICES

Section 16.1. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:                        vFinance.com, Inc.
                                          3010 Military Trail, Suite 300
                                          Boca Raton, FL 33431
                                          Attention: Leonard Sokolow
                                          Telephone: 561.981.1000
                                          Facsimile: 561.981.3969

With a copy to (shall not constitute      Leslie J. Croland, P.A.
notice):                                  Edwards & Angell, LLP
                                          600 Corporate Drive, Suite 514
                                          Ft. Lauderdale, FL 33334-3607
                                          Telephone: 954.491.8050
                                          Facsimile: 954.351.7175

If to Critical Owners:                    Kathleen Wallman
                                          9332 Ramey Lane
                                          Great Falls, VA  22066
                                          Telephone: 703-759-6518
                                          Facsimile: 703-438-3918

                                          Steven Wallman
                                          9332 Ramey Lane
                                          Great Falls, VA  22066
                                          Telephone: 703-759-6518
                                          Facsimile: 703-438-3918

If to:                                    Joseph Daniel
                                          666 Greenwich Street #507
                                          New York, NY 10014
                                          Telephone: 212-367-3776
                                          Facsimile: 212-367-3777

With a copy to:                           Elliot Raffkind, Esq.
(shall not constitute notice)             Legal Counsel to the Funds
                                          Akin Gump Straus Hauer & Feld. L.L.P.
                                          1700 Pacific Avenue, Suite 400
                                          Dallas, TX 75201
                                          Telephone:  214-969-4667
                                          Facsimile:  214-969-4343

Either Party hereto may from time to time change his, her or its address or facsimile number for notices under this Section 16.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this Section 16.1.

                                  ARTICLE XVII

                                  MISCELLANEOUS

Section 17.1. Counterparts, Facsimiles and Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the Parties and shall be deemed to be an original instrument which shall be enforceable against the Parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all Parties.

Section 17.2. Entire Agreement. This Agreement, the agreements attached as Exhibits hereto, which include, but are not limited to the Warrants and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 17.3. Assignment. This Agreement and the rights and duties hereunder may not be assigned or assumed by operation of law or otherwise without the express prior written consent of the other Parties hereto (which consent may be granted or withheld in the sole discretion of such other Parties, as applicable. Notwithstanding anything contained herein to the contrary, a merger or consolidation of the Company with a third party or a sale of all or substantially all of the assets of the Company to a third party shall not be deemed an assignment which shall require the consent of the Critical Owners.

Section 17.4. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 17.5. Headings. The descriptive headings used in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 17.6. Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Shares or Warrants or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company (which shall not include the positing of any bond) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 17.7. Fees and Expenses. Each of the Company and the Critical Owners shall pay his, her and its own expenses incident to the performance of its obligations hereunder.

Section 16.8. Brokerage. Each of the Parties hereto represents that he, she or it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other Party. The Company on the one hand, and the Critical Owners, on the other hand, shall indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 17.9. Public Announcements. Except as required by Law, no Party to this Agreement shall make, or cause to be made, any press release or public announcement in respect to this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other Party, which shall not be unreasonably withheld now delayed by more than two Business Days from their receipt of such proposed release or public announcement. Except to the extent prohibited by applicable Law, the Party shall cooperate as to the timing and contents of any such press release or public announcement.

         IN WITNESS WHEREOF, the Company, Kathleen Wallman, Steven Wallman and Joseph Daniel have caused this Agreement to be duly executed as the date first written above.


                                    VFINANCE.COM, INC.


                                    By: /s/ Leonard Sokolow
                                       -------------------------

                                    Name:  Leonard Sokolow

                                    Title: Chief Executive Officer and President



                                    /s/ Kathleen Wallman
                                    ----------------------------
                                    KATHLEEN WALLMAN


                                    /s/ Steven Wallman
                                    ----------------------------
                                    STEVEN WALLMAN


                                    /s/ Joseph W. Daniel
                                    ----------------------------
                                    JOSEPH DANIEL

                                  SCHEDULE 3.4

         NONE

                                  SCHEDULE 3.5


         NONE

                                SCHEDULE 3.11(A)


         NONE

                                SCHEDULE 3.11(B)


         NONE

                                 SCHEDULE 3.12.

         NONE

                                 SCHEDULE 4.2.


LIMITED PARTNERS AND SEPARATE ACCOUNTS

Gregory Q. Brown
4741 Wellington Drive
Long Grove, IL 60047-6920
Account balance: $98,234

Marshall Coburn
121 West 20th Street, Apt 5G
New York, NY 10011
Account balance: $98,591

Martha L. Cochran, Esq.
3800 Fordham Rd. NW
Washington, DC 20016
Account balance: $55,470

George E. Covucci
5206 Little Falks Rd.
Arlington, VA 22207
Account balance: $55,470

Douglas H. Dittrick
Douglas Communications Corp II
317 Godwin Avenue
Midland Park, NJ 07432
Account balance: $85,811

Linda Brown
for the account of Dr. Ronald I. Dozoretz, M.D.
FHC Health Systems Inc.
240 Corporate Blvd., Suite 400
Norfolk, VA 23502
Account balance: $203,631

Thomas R. Dupree
55 E. 87th St., Apt. 7E
New York, NY 10128
Account balance: $10,926

Gerald Emmet
for the Account of Gerald M. Emmet Employees Retirement Plan
288 West Street, #7W
New York, NY 10013
Account balance: $46,950

David L. Frevert
1660 Larchmont Court
Merritt Island, FL 32952
Account balance: $57,556

Douglas E. Harris
100 W. 89th St., Apt. 8C
New York, NY 10024
Account balance: $49,296

James C. Hormel, Jr.
Trustee of the James Catherwood Hormel Revocable Living Trust
19 Sutter Street
San Francisco, CA 94104-4901
Account balance: $492,958

Stephen Julien
540 Alcatraz Ave., #305
Oakland, CA 94609
Account balance: $22,457

Robert J.F. Klimecki
412 East 55th St., Apt. 5G
New York, NY 10022
Account balance: $142,560

Albert H. Kramer, Esq.
2508 Cliff Bourne Pl. NW
Washington, DC 20009
Account balance: $49,187

Michael K. Leary, P.T., Inc.
51 Chipman Place
San Anselmo, CA 94960
Account balance: $287,690

Kathy Levinson
TTEE Kathy Levinson Living Trust DTD 7/19/2000
555 Bryant St., #1400
Palo Alto, CA 94301
Account balance: $277,350

Robert Liberatore
4054 52nd Terrace NW
Washington, DC 20016
Account balance: $98,592

Michael Lobel
c/o Shapiro&Lobel, For Beau Productions Inc. Profit Sharing Plan
111 West 40th St.
New York, NY 10018
Account balance: $84,063

Thomas H. Milch and Vicki J. Divolk
3839 Livingston St. NW
Washington, DC 20015
Account balance: $43,260

Michael Moran
577 Sanchez St.
San Francisco, CA 94114
Account balance: $55,470

Gregory Morey
38 E. 1st St.
New York, NY 10003
Account balance: $62,600

Gregory Morey IRA
38 E. 1st St.
New York, NY 10003
Account balance: $41,163

Dan Neumann
Neumann Capital Management
3319 Caxton Court
San Mateo, CA 94403
Account balance: $12,521

Robert J. Powers
c/o Bob Powers Associates
17564 7th St. East
Sonoma, CA 95476
Account balance: $55,470

John M. Quinn
1133 Connecticut Avenue NW, 5th Floor
Washington, DC 20036
Account balance: $97,888

David Richardson
3319 Caxton Court
San Mateo, CA 94403
Account balance: $12,521

Walda Roseman
888 17th St. NW, Suite 900
Washington, DC 20006
Account balance: $38,261

Peter Schmidt, Esq.
Attn: Monica Murphy, City National Bank of San Diego, as trustee for the Peter
   Schmidt Trust
225 Broadway, 5th Floor
San Diego, CA 92101
Account balance: $59,429

David A. Schulz, Esq.
752 West End Avenue, Apt 4D
New York, NY 10025
Account balance: $57,556

Jeffrey Smith
Attn: Monica Murphy, City National Bank of San Diego, as trustee for the Peter
   Schmidt Trust
225 Broadway, 5th Floor
San Diego, CA 92101
Account balance: $38,261

Christopher Taylor
99 Jane Street, Apt. 4E
New York, NY 10014
Account balance: $85,812

Michael A. Taylor
1816 Upper James Court
Virginia Beach, VA 23454
Account balance: $129,779

Susan Thomas
1871 Camino a Los Cerros
Menlo Park, CA 94025
Account balance: $191,307

Andrew Tobias
787 NE 71st St.
Miami, FL 33138
Account balance: $230,222

Kathleen Wallman & Steven Wallman
9332 Ramey Lane
Great Falls, VA 22066-2025
Account balance: $167,511

Phil Weiser
738 Ash St.
Denver, CO 80220
Account balance: $11,511

Zurich Capital Markets / Zurich HFR Master Hedge Fund Index Ltd.
Attn: Helen Moss
One Chase Manhattan Plaza
New York, NY 10005
Separately managed account: $594,589

                                  SCHEDULE 4.4

         None

                                  SCHEDULE 4.6.
                                     ASSETS

PLANT, PROPERTY & EQUIPMENT

2 end tables

1 small conference table

1 large conference table

3 medium lobby chairs

10 black regular chairs

2 large upholstered chairs

2 large wooden display shelves

6 double-drawer plastic filing cabinets

4 quadruple-drawer metal filing cabinets

Sofa/Loveseat

8 large L-shaped workstation desks

8 executive chairs

6 large plants with pots

Sentry 1160 safe box

8 GE 3-line phones: Model # 2-9439B HAC

Sharp UX-355L fax machine

Brother HL-1240 laser printer

Compaq C31000 color printer / copier

HP LaserJet 1100 printer

Sony Vaio PCGSR7K with CD-ROM and floppy drive

Dell Dimension XPS T700r personal computer with 17" Dell Trinitron Monitor p780

Dell Dimension XPS T600r personal computer with 19" Dell Trinitron Monitor

Dell OptiPlex GX100 personal computer with 17" Dell Monitor E770p

Iomega Zip Drive

U.S. TRUST COMPANY CHECKING ACCOUNTS:

21-3348-2 Critical Infrastructure Fund, L.P. current balance [$5,000] 21-3364-4 Critical Advisors LLC, current balance [$4,000]
21-3363-6 Critical Investments LLC, current balance [$3,000]

BANK OF AMERICA PRIME BROKERAGE ACCOUNTS:

11814198-Critical Infrastructure Fd LP Contribution Acct
31314199-Critical Infrastructure (BVI) LP
31314200-Critical Infrastructure (BVI) LP Hot Issue Acct
31314204-Zurich HFR Master Hedge Fund Index Ltd
31314209-Zurich HFR Master Hedge Fund Index Ltd Hot Issue Acct

OTHER SECURITIES AND/OR TRADING ACCOUNTS:

------------------------------ ----------------- --------------- ---------------
            FIRM                     REP             PHONE       Account #
------------------------------ ----------------- --------------- ---------------
Bear Stearns                   Brad Hemingway    272-3469        2205900794
------------------------------ ----------------- --------------- ---------------
CSFB DLJ                       Scott Dabney      (800) 322-2070  REXGR
------------------------------ ----------------- --------------- ---------------
Deutche Bank                   Todd Resnick      (561) 820-2844  2547751095062
------------------------------ ----------------- --------------- ---------------
Friedman Billings Ramsey       Thomas M. Healy   (646) 495-5279  7502838191
------------------------------ ----------------- --------------- ---------------
ING Barings                    Sal Lionti        409-7900        48326952
------------------------------ ----------------- --------------- ---------------
JP Morgan /Hambrecht & Quist   Jim Rocchio       (415) 371-4117  H107009193
------------------------------ ----------------- --------------- ---------------
Lazard Freres                  Will Newell       632-6773        52300084
------------------------------ ----------------- --------------- ---------------
Lehman Brothers                Toby Hartz        (561) 671-6969  8365084196631
------------------------------ ----------------- --------------- ---------------
Merrill Lynch                  Brian Summers     236-7859        61M06709
------------------------------ ----------------- --------------- ---------------
Morgan Stanley Dean Witter     Jerry Bierbaum    762-6085        11522440
------------------------------ ----------------- --------------- ---------------
PaineWebber/UBS Warburg        Hal Greer         (800) 344-2222  UQ18478
------------------------------ ----------------- --------------- ---------------
Prudential                     Jason Goldstein   418-0425        ASG943525
------------------------------ ----------------- --------------- ---------------
Salomon Smith Barney           Ken Malloy        307-2923        0629050311
------------------------------ ----------------- --------------- ---------------
SG Cowen                                                         4472999
------------------------------ ----------------- --------------- ---------------

                                SCHEDULE 4.9(A)


OPEN CONTRACTS, PAYABLES AND LIABILITIES

Bloomberg Terminal, contract through June 21, 2002, $5,325 quarterly, prepaid through September 30, 2001

Value Line Ratings & Reports, Selection & Opinion: $895 annually, prepaid through March 2002

Briefing.com Stock Analysis service: $100 annually, prepaid through May 2002

Pitney Bowes postage meter: $106.99 quarterly plus postage, cancelable

SpeakEasy digital subscriber line: $207.07 monthly, cancelable

Time Warner business cable: $52.50 monthly, cancelable

Lease: $2,750 monthly, expired in April 2001, currently on monthly renewal

                                 SCHEDULE 4.11.

         NONE

                                SCHEDULE 4.12(A)


         NONE

                                SCHEDULE 4.12(B)


         NONE

                                 SCHEDULE 5.12

         A former employee, a Mr. Golden, filed a complaint on or about May 1, 2001 alleging breach of contract against the Company. On or about July 13, 2001, the Company filed its' answer asserting certain affirmative defenses and counterclaims against Mr. Golden. The Company intends to vigorously defend against all of the allegations made by Mr. Golden and to prosecute its' counterclaims.

                                SCHEDULE 5.16(A)

         NONE

                                SCHEDULE 5.16(B)

         NONE


                                       60